SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TRIDAN CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956

(212) 239-0515

ANNUAL REPORT

June 30, 2021

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2021, including the enclosed audited financial report for that period and for the corresponding period in 2020. Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 20, 2021, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2021, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities. The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The company’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2021 was $12.48 compared with $12.09 at April 30, 2020. Net investment income per share was $0.16, for the year ended April 30, 2021, compared with $0.16 for the year ended April 30, 2020. Distributions to shareholders amounted to $0.16 per share for fiscal 2021, compared to $0.18 for fiscal 2020.

At the company’s last annual meeting on July 21, 2020, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2021 was ratified by the shareholders as follows:

Shares Voted For	2,925,271.1601
Shares Voted Against	0.0000
Shares Abstaining	0.0000

Also at the last annual meeting, the then incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

TRIDAN CORP.

June 30, 2021

Page – 2 –

	Shares Voted For	Shares Withheld
Peter Goodman	2,924,965.7256	305.4345
Mark Goodman	2,924,965.7256	305.4345
Paul Kramer	2,924,965.7256	305.4345
Russell J. Stoever	2,924,965.7256	305.4345
Joan G. Rall	2,924,965.7256	305.4345

Two of the directors, Peter Goodman and Paul Kramer, recently passed away. The following Tables A and B set forth information concerning the current directors, and Table C sets forth information concerning non-director officer of the company. The Table A director (Mark Goodman) is an “interested person” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Mr. Stoever and Ms. Rall) are not. Mark Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company.

Table A
Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years
Interested Person:

Mark Goodman 7 Porters Cove Road Hingham, MA 02043 Age 67	Director President and Treasurer	1999	Pianist and Teacher	1	None

TRIDAN CORP.

June 30, 2021

Page – 3 –

Table B
Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 67	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public Accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 76	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C
Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held

Non-director Officer:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 84	Secretary and Chief Compliance Officer	Attorney	None	None

The board of directors governs the Company and is responsible for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Company’s activities and review its performance. Each of the directors is committed to regular and active participation in board and committee meetings. The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Mark Goodman – Mr. Goodman has been a director since 1999. He is the son of Peter Goodman, who had been the President and a director of the company. Mark Goodman has been a shareholder of Tridan since before its 1980 conversion to an investment company. He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

TRIDAN CORP.

June 30, 2021

Page – 4 –

Joan G. Rall —Ms. Rall has been a director since June 15, 2017. She is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

Russell J. Stoever – Mr. Stoever has been a director since 1995. He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer. He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance. He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser. Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Peter Goodman, who was paid $9,000), plus an additional $1,250 to Paul Kramer who served as chairman of the audit committee until he resigned on September 17, 2020 and an additional $3,750 to Joan G. Rall, who served as chair of the audit committee in Paul Kramer’s place. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $21,000 during fiscal 2020 (which excludes professional fees paid to the law firm where Robert Birnbaum, secretary of the Company, is of counsel).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, Robert Birnbaum, collect, at 212-930-9700, extension 889.

Sincerely

TRIDAN CORP.

Mark Goodman, President

TRIDAN CORP.

P.O. Box 634

New City, NY 10956

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 20, 2021

To the Shareholders of Tridan Corp.:

The Annual Meeting of Shareholders of Tridan Corp. (the “Company”) will be held on Tuesday, July 20, 2021, at 10:00 A.M. at the offices of Sichenzia Ross Ference LLP, 31st floor, 1185 Avenue of the Americas, New York, NY 10036.

The following subjects will be considered and acted upon at the meeting:

(1)	Election of three directors;

(2)	Ratification of the selection of Mazars USA LLP as auditors of the Company for the fiscal year ending April 30, 2022;

(3)	Approval of the Amendment dated as of June 1, 2020 to the Company’s July 1, 2000 Investment Advisory Agreement with J.P. Morgan Investment Management, Inc.

(4)	Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof

The subjects referred to above are discussed in the Proxy Statement enclosed with this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on June 25, 2021 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

By Order of the Board of Directors

Robert Birnbaum, Secretary

June 24, 2021

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held July 20, 2021

This Notice of Annual Meeting, together with the attached Proxy Statement, Form of Proxy, Annual Report to Shareholders, and Privacy Policy are also available at www.tridancorp.com.

As in the past, the Company also intends to mail those materials to shareholders with respect to all future shareholder meetings, in addition to posting them to its website as required by Security and Exchange Commission Rules.

TRIDAN CORP.

P.O. Box 634

New City, NY 10956

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the board of directors of Tridan Corp., a New York corporation (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders to be held July 20, 2021 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The board of directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Mazars USA LLP, as auditors, FOR approval of the Amendment dated as of June 1, 2020 to the Company’s July 1, 2000 Investment Advisory Agreement with J.P. Morgan Investment management Inc., and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

As of June 25, 2021, there were issued and outstanding 3,052,370.3712 shares shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on June 25, 2021 will be entitled to vote at the meeting.

The participants in the Tridan Corp. Employees’ Stock Ownership Trust are the beneficial shareholders of the shares held under the trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the trust. Accordingly, the attached notice, this proxy statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or electronic communication.

An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2021 and 2020 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

ELECTION OF DIRECTORS

At the meeting, three directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the by-laws of the Company. The election of a board of directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the board of directors. The board of directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year.

Table C sets forth information concerning the non-director officer of the Company. The Table A nominee (Mark Goodman) is an “interested person” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Mr. Stoever and Ms. Rall) are not.

Mark Goodman, the son of the late Peter Goodman, is an “interested person” because he is the holder of more than 5% of the shares of the Company. As of June 25, 2021, Mark Goodman owned beneficially 299,500 shares of the Company.

Table A
Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Person:

Mark Goodman 7 Porters Cove Road Hingham, MA 02043 Age 67	Director President and Treasurer	1999	Pianist and Teacher	1	None

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 67	Director and Audit Committee Chair	2017	Partner, Ernst & Young LLP (certified public accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 76	Director and Audit Committee Member	1995	Vice-President and Sales Manager, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5-years	Number of Portfolios Overseen	Other Directorships Held

Non-director Officer:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 84	Secretary	Attorney	None	None

The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

Name of Nominee	Dollar Range of Equity Securities in Tridan Corp.
Interested Person:
Mark Goodman	Over $100,000
Disinterested Persons:
Russell Jude Stoever	None
Joan G. Rall	None

QUALIFICATIONS OF DIRECTORS

The board of directors governs the Company and is responsible for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Company’s activities and review its performance. Each of the directors is committed to regular and active participation in board and committee meetings. The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the specific experience, skills, attributes and qualifications of each director and nominee is provided below, each of whom the board proposes for election.

Mark Goodman – Mr. Goodman has been a director since 1999. He has been a shareholder of Tridan since before its 1980 conversion to an investment company. He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Russell J. Stoever – Mr. Stoever has been a director since 1995. He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer. He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance. He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser. Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Joan G. Rall—Ms. Rall is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Peter Goodman, who was paid $9,000), plus an additional $1,250 to Paul Kramer who served as chairman of the audit committee until he resigned on September 17, 2020 and an additional $3,750 to Joan G. Rall, who served as chair of the audit committee in Paul Kramer’s place. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $21,000 during fiscal 2021 (which excludes professional fees paid to the law firm where Robert Birnbaum, secretary of the Company, is of counsel).

COMMITTEES

Audit Committee

The audit committee usually consists of three directors appointed by the board. At present, in view of the recent passing of Paul Kramer, the committee members are Joan G. Rall and Russell J. Stoever. They are independent as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The board has determined that Joan G. Rall qualifies as an audit committee financial expert, as defined by applicable SEC rules and regulations.

The audit committee operates under its charter, which it reviews annually and which is then submitted for approval by the board of directors. A copy of the charter is attached as an appendix to this proxy statement.

The audit committee assists the board of directors in fulfilling their oversight responsibilities relating to the quality of the Company’s accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company’s financial statements, and compliance with the Company’s ethics program and with regulatory requirements. The audit committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. The committee met three times during the fiscal year ended April 30, 2021.

Audit Committee Report

The audit committee has reviewed and discussed the Company’s April 30, 2021 audited financial statements with management and with Mazars USA LLP, the Company’s independent registered certified public accountants. The audit committee has also discussed with said auditors the matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees”, has received from them the written disclosures and letter required by PCAOB Rule 3526 “Communications with Audit Committees Concerning Independence”, and has discussed with them their independence from the Company. The audit committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations. Based on the foregoing review and discussions, the audit committee has recommended to the board that the audited financial statements as of April 30, 2021 be issued to shareholders and filed with the SEC.

Audit Committee Members:

Joan G. Rall, Chair

Russell J. Stoever

Nominating Committee

The Company does not have a standing nominating committee, because of the small size of the board of directors and the infrequency of its turnover.

Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee. The board considers a candidate’s experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings.

In instances where the board determines that a candidate will be a valuable replacement or addition to the board of directors, the board recommends such candidate’s election by the shareholders.

This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

CONDUCT OF AND ATTENDANCE AT MEETINGS

Mark Goodman is the president and chief executive officer of Tridan Corp. There is no chairman of the board. Board meetings are conducted by Robert Birnbaum, who is the company’s corporate secretary, general counsel, and chief compliance officer, but is not a director. This arrangement has existed successfully since the company’s conversion in 1980 from a manufacturing enterprise to a registered investment company. The structure was chosen based upon the differing business and professional background and expertise of the late Peter Goodman, who had many years of experience managing a business company, and attorneys with knowledge and experience in corporate law and procedural requirements.

During the fiscal year ended April 30, 2021, there were five meetings of the board of directors and three meetings of the audit committee. Each of the directors attended at least 75% of the aggregate number of meetings of the board and of the audit committee on which he or she served. Although the Company has no formal policy regarding director attendance at the annual shareholders’ meetings, directors are expected to attend, and all members of the board attended last year’s annual meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The board of directors has not established a formal process for shareholders to send communications to the board. In the board’s view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire board, care of the Company at its principal office, or to individual board members either at that address or at their personal addresses listed in the proxy statement.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth certain information concerning directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company’s voting securities as of June 25, 2021:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 25, 2021	Percent Of Class on June 25, 2021

Capital Stock (par value $.02)	Estate of Peter Goodman 65 Wendover Road Rye, NY 10580	940,280.7292 1/	30.80%

	Thomas Goodman 111-20 73rd Avenue, Apt. 6F Forest Hills, NY 11375	701,000.0000 2/	22.97%

	Elizabeth Smith Goodman 1074 Clayton Mill River Rd Mill River, MA 01244	314,500.0000	10.30%

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 25, 2021	Percent Of Class on June 25, 2021

	Geoffrey Adams Goodman Putrich Str. 6 Munich, Germany 81667	314,500.0000	10.30%

	Mark Goodman 7 Porters Cove Road Hingham, MA 02043	299,500.0000	9.81%

	Erda Erdos 549 Fairview Terrace York, PA 17403	323,640.0755 3/	10.60%

	All officers, directors & nominees as a group (6 persons)	299,500.0000	9.81%

1/	Including 2,823.1827 shares owned by Tridan Corp. Employees Stock Ownership Trust

Thomas Goodman is the trustee of the Tridan Corp. Employees Stock Ownership Trust

2/	Including 600,000 shares owned by the Thomas Goodman Trust
3/	Including 2,647.7270 shares owned by Tridan Corp. Employees Stock Ownership Trust

Joseph T. Scialo is the Company’s administrator. Mr. Scialo is a certified public accountant in the firm of PKF O’Connor Davies, LLP, 300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677.

RELATIONSHIP WITH AND RATIFICATION OF

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee is responsible for approving the engagement of the Company’s independent public accountants prior to their engagement. The audit committee and board of directors have unanimously approved the selection of Mazars USA LLP as independent public accountants for the Company for the fiscal year ending April 30, 2022. Although shareholder ratification is not required by law, to be consistent with past practice the firm’s selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting. If shareholders do not ratify their selection, the board will reconsider the matter and will decide whether to retain that firm. The audit committee and board of directors reviewed the services performed by Mazars USA LLP during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees – Mazars USA LLP billed the Company a total of $49,000 for the 2021 fiscal year, and $49,000 for the 2020 fiscal year, for the audit of the Company’s annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees – No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees – No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees – No fees were billed to the Company for the last two fiscal years for any other services.

INVESTMENT ADVISER

The Company’s investment adviser is J.P. Morgan Investment Management Inc., (“JPMorgan”), 277 Park Avenue, New York, NY 10172. An affiliated company, J.P. Morgan Chase Bank, N.A. provides custodial services. The Investment Advisory Agreement dated July 1, 2000 which in December, 2020 was amended as of June 1, 2020 (collectively, the “Agreement”) between the Company and JPMorgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2021. On June 17, 2021, the board of directors (including the Company’s independent directors) unanimously approved a continuation of the Agreement until June 30, 2022 (subject to the early termination provisions contained in the Agreement).

Under the Agreement, JPMorgan, subject to the general supervision of the Company’s board of directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company’s portfolio of securities and investments. In this regard, it is the responsibility of JPMorgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

The investment advisory services of JPMorgan to the Company are not exclusive under the terms of the Agreement. JPMorgan is free to, and does, render investment advisory services to others, including numerous funds.

JPMorgan seeks to obtain the best price and execution of orders placed for the Company’s assets considering all of the circumstances. If transactions are executed in the over-the-counter market, JPMorgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by JPMorgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to JPMorgan. Subject to the requirement of seeking the best price and execution, JPMorgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. In recognition of the brokerage execution services JPMorgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. JPMorgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker’s execution.

INVESTMENT ADVISORY AGREEMENT RENEWAL

Throughout the year, the directors receive and analyze a substantial quantity of comprehensive information and written materials, including ongoing analysis of the company’s existing portfolio and JPMorgan’s recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc. The directors subject JPMorgan’s portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio. Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like. JPMorgan is constantly questioned regarding its views, its recommendations and its performance.

In addition to the foregoing, JPMorgan submits each year its audited financial statements and detailed information regarding JPMorgan’s business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material is furnished to each director. The directors review and discuss this material, as well as their own views on JPMorgan’s performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with JPMorgan’s representatives the various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors. JPMorgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years and five years compared with the JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays1-17 Year NY Muni Bond Index. Based on their review, the directors have concluded that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of JPMorgan’s services to Tridan is based on knowledge gained over time from discussions with management and at the board’s regular meetings. In addition, the directors review the qualifications, education and experience of JPMorgan’s personnel involved in rendering those services. As Tridan’s investment adviser, JPMorgan manages the investment of the company’s assets, including purchases and sales of securities. JPMorgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements. The board considers its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, JPMorgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements. The board has concluded that the nature, extent and quality of the services provided by JPMorgan to the company have been and continue to be appropriate and beneficial.

Fees

Under its Investment Advisory Agreement dated July 1, 2000 with JPMorgan, which was amended as of June 1, 2020 to reduce the compensation of JPMorgan, for the services provided, and the expenses borne pursuant to this Agreement, the Company will pay to the Advisor as full compensation therefor a fee at an annual rate equal to 0.25% of 1% of the Company’s net assets. This fee will be computed based on net assets on the last business day of each calendar quarter and will be paid to the Advisor quarterly during the succeeding calendar month. Tridan also pays 0.02% (2 basis points) to JPMorgan’s affiliate, J.P. Morgan Chase Bank, N.A. for custodial services. The Advisory Agreement requires JPMorgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company. For the year ended April 30, 2021, JPMorgan’s advisory fees were $93,230, and the custodial fees were $7,544. In light of the nature, extent and quality of the services received by Tridan from JPMorgan, and comparing JPMorgan’s management fees charged by it to other fixed-income investment companies which are many times larger than Tridan, as well as the affiliate’s custodial fees compared with those available elsewhere, the board considers the fees to Tridan to be reasonable. It was the conclusion of the directors that it would be in the best interests of Tridan Corp. and its shareholders for the board to renew the investment advisory agreement with J.P. Morgan Investment Management Inc. for another year.

The names and principal occupations of the directors and principal executive officers of JPMorgan are as follows. Each of them may be reached c/o J.P. Morgan Investment Management Inc., 277 Park Avenue, New York, NY 10172:

LIST OF J.P. MORGAN INVESTMENT MANAGEMENT EXECUTIVE OFFICERS

Name	Status

George Gatch	DIRECTOR / CHAIRMAN / MANAGING DIRECTOR

Scott Richter	SECRETARY / MANAGING DIRECTOR

Paul Quinsee	DIRECTOR / GLOBAL HEAD OF EQUITIES / MANAGING DIRECTOR

Andrew Powell	DIRECTOR / AM CAO / HEAD OF GLOBAL CLIENT SERVICE / MANAGING DIRECTOR / SENIOR BUSINESS MANAGER

John Donohue	DIRECTOR / PRESIDENT / CEO / HEAD OF GLOBAL LIQUIDITY / MANAGING DIRECTOR

Joy Dowd	DIRECTOR / MANAGING DIRECTOR

Robert Michele	DIRECTOR / CIO AND HEAD OF GLOBAL FIXED INCOME, CURRENCY & COMMODITIES / MANAGING DIRECTOR

John Oliva	CHIEF COMPLIANCE OFFICER / MANAGING DIRECTOR

Michael Camacho	DIRECTOR / GLOBAL HEAD OF INVESTMENT PLATFORM / MANAGING DIRECTOR

Name	Status

Anton Pil	DIRECTOR / HEAD OF GLOBAL ALTERNATIVES / MANAGING DIRECTOR

Craig Sullivan	DIRECTOR / TREASURER / CFO / MANAGING DIRECTOR

Jedediah Laskowitz	HEAD OF ASSET MANAGEMENT SOLUTIONS / MANAGING DIRECTOR

Andrea Lisher	HEAD OF AMERICAS / CLIENT / MANAGING DIRECTOR

*	Managing Director is an officer’s title. Those who hold it are not necessarily directors of JPMorgan.

SUPPLEMENTAL INFORMATION

The executive officers of the Company, all of whom serve at the pleasure of the board of directors, are as follows: Mark Goodman (President and Treasurer) and Robert Birnbaum (Secretary). Peter Goodman, who was the father of Mark Goodman and who passed away in January, 2021, had served as President since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Birnbaum is of counsel to the law firm of Sichenzia Ross Ference LLP, and general counsel to the Company since January 1, 2018, and had been of counsel to the law firm of Kantor/Davidoff which had been general counsel to the Company for more than the previous 5 years.

SHAREHOLDER PROPOSALS

FOR 2022 ANNUAL MEETING

Next year’s annual meeting of shareholders of the Company will be scheduled for July 19, 2022. Shareholders wishing to have their proposals included in the Company’s Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 18, 2022.

OTHER MATTERS

As of the date of this Proxy Statement, the board of directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 24, 2021	By Order of the Board of Directors

/s/ Robert Birnbaum
Robert Birnbaum, Secretary

Appendix

TRIDAN CORP.

AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is “independent” of management and the Company. Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

•

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the standards of the Public Company Accounting Oversight Board (United States) and by applicable SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company’s independent auditors, subject to shareholders’ approval.

•

The committee shall discuss with the Company’s administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee’s approval. Also, the committee shall discuss with them the auditors’ report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting. The committee shall also review with the auditors the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•

The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•

The committee shall review with management and the independent auditors the financial statements to be included in the Company’s annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under standards established by the Public Company Accounting Oversight Board (PCAOB) and applicable SEC rules and regulations.

App 2

TRIDAN CORP.

ANNUAL MEETING OF SHAREHOLDERS – JULY 20, 2021

THIS PROXY IS SUBMITTED ON BEHALF

OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT BIRNBAUM and MARK GOODMAN, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on July 20, 2021, and all adjournments thereof.

(1) FOR the election, as directors, of all nominees listed below (except as marked to the Contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

MARK GOODMAN	JOAN G. RALL	RUSSELL JUDE STOEVER

(2) FOR [    ] AGAINST [    ] ABSTAIN [    ] the ratification of the selection of Mazars USA LLP as auditors of the Company for the fiscal year ending April 30, 2022;

(3) FOR [    ] AGAINST [    ] ABSTAIN [    ] approval of the Amendment dated as of June 1, 2020 to the Company’s July 1, 2000 Investment Advisory Agreement with J.P. Morgan Investment Management Inc.;

(4) Upon any other matter which may properly come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Items (2) and (3) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged
Signature

Signature

Dated:                 , 2021

IMPORTANT:    Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.

Tridan Corp.

and

Tridan Corp. Employees Stock Ownership Trust

Privacy Policy

The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust (“ESOT”) respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants. This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information. The words “we” and “us” refer to Tridan Corp. and the ESOT. The words “you” and “your” refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you. We collect this information from applications, verbal communications, and correspondence with you. We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf. We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances. For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements. We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you. We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

Tridan Corp.

Financial Statements

April 30, 2021 and 2020

Tridan Corp.

Contents

April 30, 2021 and 2020

Page(s)
Report of Independent Registered Public Accounting Firm	1-2
Financial Statements
Statements of Assets and Liabilities April 30, 2021 and 2020	3
Schedules of Investments in Municipal Obligations April 30, 2021 and 2020	4-7
Statements of Operations Years Ended April 30, 2021 and 2020	8
Statements of Changes in Net Assets Years Ended April 30, 2021, 2020 and 2019	9
Notes to Financial Statements	10-16

Mazars USA LLP 135 West 50th street New York, New York 10020 Tel: 212.812.7000 www.mazars.us

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Tridan Corp.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2021 and 2020, the related statements of operations for the years then ended, the statements of changes in net assets for each of the three years in the period ended April 30, 2021, the financial highlights for each of the five years in the period ended April 30, 2021, and the related notes, collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of April 30, 2021 and 2020, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the period ended April 30, 2021, and financial highlights for each of the five years in the period ended April 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchanges Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and other data are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of April 30, 2021 and 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Mazars USA LLP is an independent member firm of Mazars Group.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated and that: (1) related to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the Company’s auditor since 1980.

New York, New York

June 24, 2021

Tridan Corp.

Statements of Assets and Liabilities

April 30, 2021 and 2020

	2021	2020
Assets
Investments in municipal obligations, at fair value
(original cost - $37,153,484 and $37,767,129, respectively)
(amortized cost - $34,432,967 and 35,177,799, respectively)	$36,419,480	$36,011,421
Cash	1,316,899	563,801
Accrued interest receivable	438,657	438,158

Total assets	38,175,036	37,013,380

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	33,441	38,671
Accrued fees - affiliate	18,870	18,820
Accrued other	14,653	12,125
Common stock redemption payable	12,633	—

Total liabilities	79,597	69,616

Net assets	$38,095,439	$36,943,764

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at April 30, 2021 and 2020	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 146,729.6288 shares and 145,053.4808 shares at April 30, 2021 and 2020, respectively	(1,762,998)	(1,742,025)
Distributable earnings:
(Overdistributed) net investment income	(8,369)	(28,123)
Unrealized appreciation of investments, net	1,986,510	833,616

Net assets [equivalent to $12.48 and $12.09 per share, respectively, based on 3,052,370.3712 shares and 3,054,046.5192 shares of common stock outstanding, respectively]	$38,095,439	$36,943,764

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021			2020
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
New York Municipal Bonds
N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns University -Insured Series C
5.25% due July 1, 2021	$1,000,000	$1,001,690	$1,007,760	$1,000,000	$1,010,024	$1,041,580
Met Transportation Authority
NY Revenue Transportation Climate Bond A 2 Agm Credit
5.0% due November 15, 2027	300,000	334,877	352,140	300,000	341,993	339,717
New York New York City Transitional Future
Tax Secured Subordinated Series E 1
(Par Call February 1, 2026) 5.25% due February 1, 2031	1,000,000	1,126,126	1,197,880	1,000,000	1,150,963	1,164,130
NY St Urban Development Corporation Revenue
Revenue St Personal Income Tax Series A
5.0% due March 15, 2031	750,000	844,755	923,910	750,000	858,941	892,005
NYS Dormitory Authority Revenues
Non School Dists Bond Financing Program Series A
(Par Call October 1, 2026) 5.0% due October 1, 2033	1,000,000	1,100,984	1,206,280	1,000,000	1,118,187	1,163,950
New York St Dormitory Authority Sales Tax
Revenue St Supporteducation Debt Series C
5.0% due March 15, 2035	1,250,000	1,410,772	1,560,850	1,250,000	1,430,863	1,475,913
Triborough Bridge And Tunnel Authority N
General Mta Bridges And Tunnels
5.0% due November 15, 2035	1,015,000	1,134,061	1,234,199	1,015,000	1,151,050	1,179,176
Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
5.0% due June 15, 2024	165,000	181,862	189,998	165,000	187,251	191,656
Metropolitan Transportation Authority New York
Refunding Transportation Climate Bond Cerified
5.0% due November 15, 2027	1,250,000	1,448,629	1,567,888	1,250,000	1,476,866	1,256,213
Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
(Par Call June 15, 2027) 5.0% due June 15, 2029	1,000,000	1,150,852	1,251,110	1,000,000	1,174,063	1,246,970
Brookhaven New York Refunding
4.00% due March 15, 2023	1,000,000	1,053,071	1,072,600	1,000,000	1,080,943	1,083,480
Saratoga County NY
Refunding Public Improvement
5.00% due July 15, 2023	100,000	111,662	110,697	100,000	115,419	112,867
New York New York City Trust Cultural
Museum Modern Art Series 1 E
4.00% due February 01, 2023	400,000	419,567	425,760	400,000	430,657	427,612
Brookhaven New York Refunding
5.00% due March 15, 2025	500,000	558,014	590,510	500,000	572,968	591,650
Erie County New York Industrial Development Agency
School Refunding City School District Buffalo Project
5.00% due May 01, 2025	750,000	857,388	882,848	750,000	880,803	893,108
New York New York City Trust Cultural Museum
Modern Art Series 1 E
4.00% due April 01, 2026	500,000	551,390	580,700	500,000	562,321	565,180
New York St Environmental Facilities
Subordinated Revolving Fds Series A
5.00% due June 15, 2026	1,300,000	1,454,459	1,600,313	1,300,000	1,484,543	1,580,540
Utility Debt Securitization Restructuring Series A
5.00% due December 15, 2026	500,000	543,182	582,925	500,000	555,392	582,030
Bethlehem NY Central School District
Refunding Series A
4.0% due January 15, 2021	—	—	—	500,000	505,717	510,565
Rockville Centre New York
Refunding Public Improvement
4.0% due June 15, 2022	200,000	207,955	208,682	200,000	211,500	213,656

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021			2020
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Rhinebeck NY Central School District
Refunding Series B
(Par Call June 15, 2023) 4.0% due June 15, 2025	$535,000	$548,815	$575,911	$535,000	$555,281	$578,886
Greece NY Central School District
Refunding Series B
(Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	517,736	538,375	500,000	527,378	549,670
Nassau County New York
General Improvement Series C
(Par Call October 1, 2020 @100) 4.0% due October 1, 2022	—	—	—	550,000	550,512	555,445
N.Y.S. Dormitory Authority
St Personal Income Tax Revenue Refunding Education Series B
5.5% due March 15, 2026	200,000	224,531	246,864	200,000	229,556	243,388
N.Y.S. Dormitory Authority Revenues
St Mental Health Services Facilities A
(Par Call August 15, 2020 @100) 5.0% due August 15, 2023	—	—	—	420,000	419,562	424,939
New York New York Series E
5.0% due August 1, 2023	—	—	—	510,000	511,918	515,115
Port Authority of New York and New Jersey
Consolidated Eighty Fifth Series
5.375% due March 1, 2028	135,000	136,794	159,295	150,000	152,456	172,599
Wantagh NY Union
Free School District Refunding
5.0% due September 1, 2021	—	—	—	550,000	568,034	579,706
Central Islip NY Union Free
School District Refunding
5.0% due July 15, 2022	750,000	775,987	793,117	750,000	796,926	813,390
Syosset NY Central School
District Refunding Series B
5.0% due December 15, 2022	125,000	127,322	134,896	125,000	129,906	138,340
Brentwood NY Union Free School
District Refunding
5.0% due January 15, 2023	430,000	439,427	465,643	430,000	446,226	475,907
Battery Park City Authority New York
Revenue Senior Series A
5.0% due November 1, 2029	140,000	143,743	156,407	140,000	145,969	157,856
Connetquot Central School District New York
District Refunding
5.0% due January 15, 2024	400,000	414,481	451,804	400,000	419,810	457,020
Syosset New York Central School District
Refunding Series B
5.0% due December 15, 2022	435,000	450,136	469,200	435,000	456,787	479,039
5.0% due December 15, 2022	300,000	310,309	323,586	300,000	313,404	330,291
New York New York City Transitional Future Tax
Subordinated Subordinated Series C 1
5.0% due November 1, 2026	550,000	561,823	589,490	550,000	569,640	595,199
Utility Debt Securitization Restructuring Series E
5.0% due December 15, 2028	500,000	514,022	562,295	500,000	520,072	563,530
Western Nassau County New York Water Series A
(Par call April 01, 2025 @ 100) 5.0% due April 01, 2028	100,000	107,217	116,628	100,000	109,050	117,080
Tompkins County New York Refunding
Public Improvement Series B
(Par call December 15, 2024 @ 100) 5.0% due December 15, 2027	500,000	543,485	584,695	500,000	555,447	587,175
Gates Chili New York District RefundingCentral School
District Refunding
(Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	200,000	220,484	237,994	200,000	225,439	238,212

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021			2020
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100) 5.0% due July 15, 2027	$365,000	$400,225	$433,733	$365,000	$408,579	$433,500
Halfmoon New York Refunding Public Improvement
(Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	280,000	306,696	333,065	280,000	313,170	333,343
Putnam County New York Refunding Public Improvement
(Par call January 01, 2026 @ 100) 5.0% due Januyary 01, 2027	135,000	150,008	164,291	135,000	153,187	163,913
Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100) 5.0% due July 15, 2026	280,000	308,319	333,886	280,000	315,035	333,948
Build Nyc Resource Corporation New York
United Jewish Appeal Federation
(Par call July 01, 2024 @ 100) 5.0% due July 01, 2025	320,000	343,745	366,707	320,000	350,668	369,098
Saratoga Springs New York Refunding
Public Improvement
(Par Call February 15, 2023 @ 100) 5.0% due February 15, 2025	225,000	237,251	244,445	225,000	242,571	248,915
Buffalo And Fort Erie New York
Public Bridge Refunding
5.0% due January 01, 2025	410,000	438,533	476,465	410,000	446,231	477,437
Bayport Blue Point New York
Union Free Refunding
5.0% due September 15, 2024	250,000	269,697	289,712	250,000	275,514	291,453
Rensselaer County New York
Refunding Public Improvement
5.0% due September 01, 2024	100,000	114,885	115,504	100,000	117,474	116,448
North Babylon NY UN Free School Dist
(Par call August 1, 2022 @ 100) 5.0% due August 01, 2023	250,000	257,276	264,780	250,000	263,049	270,890
Onondaga County New York Refunding
5.0% due March 15, 2024	285,000	301,720	324,946	285,000	307,521	328,474
Starpoint Central School District New York Refunding
5.0% due June 15, 2020	—	—	—	250,000	250,919	251,220
Plainview Old Bethpage New York Refunding
5.0% due December 15, 2020	—	—	—	250,000	252,342	256,572
Riverhead New York Refunding Public Improvement
4.0% due June 1, 2021	—	—	—	1,005,000	1,021,886	1,038,245
Middle Country Central School District
New York Refunding
5.0% due August 1, 2020	—	—	—	150,000	151,507	151,785
Schenectady County New York Various Purpose
5.0% due December 15, 2022	300,000	315,575	323,241	300,000	325,130	330,456
Harrison New York Refunding Public Improvement
5.0% due December 15, 2023	100,000	112,585	112,655	100,000	115,926	114,381
St Lawrence County New York Refunding Public Improvement
5.0% due on May 15, 2026	105,000	114,577	123,757	105,000	116,866	123,090
Laurens New York Central School District Refunding
5.0% due July 15, 2030	305,000	320,733	339,563	305,000	324,541	338,065
N.Y.S. Dormitory Authority Personal Income Tax
(Par Call August 15, 2026) 5.0% due February 15, 2033	500,000	583,617	607,820	500,000	598,555	585,755
NY NY Ref - Ser Unlimited Tax
5.0% due August 1, 2029	750,000	917,680	979,853	750,000	936,100	932,558
New York St Dormitory Authority St Personal Income
Tax Revenue Refunding Education Series B
(Par Call March 15, 2018 @100) 5.5% due March 15, 2025	500,000	518,022	596,380	500,000	522,664	592,820

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021				2020
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
New York St Dormitory Authority Reserves Non St.
(Par Call October 1, 2027) 5.0% due October 1, 2029	$1,090,000	$1,294,053	$1,362,304		$1,090,000	$1,323,589	$1,317,788
NY NY Ser D Sbserv Unltd Tax
5.0% due December 1, 2033	290,000	334,553	367,137		290,000	337,326	348,226
Long Island NY Power Auth Elec
(Par Call September 1, 2028) 5.0% due September 1, 2034	1,000,000	1,181,245	1,269,000		1,000,000	1,203,612	1,178,256
NY ST. Dorm Auth Rev
5.0 % due July 1, 2030	500,000	686,789	675,145		—	—	—
NYS Dorm Auth Revenues
Ref Cornell Univ
5.0% due July 1, 2031	1,000,000	1,397,374	1,377,980		—	—	—
Util Debt Securitization Auth NY
(Par Call June 15, 2026) 5.0% due December 15, 2033	100,000	119,804	121,461		—	—	—
NY ST Environmental FACS
5.0% due June 15, 2035	500,000	651,734	649,100		—	—	—
NY ST Environmental Clean
5.0% due June 15, 2031	400,000	529,721	527,592		—	—	—
Nassau County NY Interim
5.0% due December 1, 2033	500,000	698,942	685,708		—	—	—

	$30,620,000	$34,432,967	$36,419,480		$31,820,000	$35,177,799	$36,011,421

(*) Represents Percentage of Net Assets			96% (*	)			97% (*	)

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Statements of Operations

Years Ended April 30, 2021 and 2020

	2021	2020
Investment income
Interest	$1,518,295	$1,506,259
Amortization of bond premium and discount - net	(652,179)	(620,172)

Total investment income	866,116	886,087

Expenses
Investment advisory fees	93,230	104,398
Custodian fees	7,544	7,463
Professional fees	133,380	133,400
Directors’ fees	62,000	65,000
Administrative and accounting	72,000	72,000
Insurance and other expenses	22,630	10,514

Total expenses	390,784	392,775

Net investment income	475,332	493,312

Realized and unrealized gain (loss) on investments
Net realized gain on investments	33,016	8,583
Net unrealized appreciation (depreciation) on investments	1,152,894	(211,795)

Net realized and unrealized gain (loss) on investments	1,185,910	(203,212)

Net increase in net assets resulting from operations	$1,661,242	$290,100

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Statements of Changes in Net Assets

Years Ended April 30, 2021, 2020 and 2019

	2021	2020	2019
Change in net assets resulting from operations
Net investment income	$475,332	$493,312	$571,090
Net realized gain on investments	33,016	8,583	31,067
Unrealized appreciation (depreciation) on investments	1,152,894	(211,795)	824,290

Net increase in net assets resulting from operations	1,661,242	290,100	1,426,447
Distributions to shareholders from
Net investment income	(455,576)	(526,459)	(564,620)
Capital gains	(33,016)	(23,439)	(16,210)
Redemptions of shares
1,676.1480 shares, 1,410.6330 shares and 2,296.3490 shares, respectively	(20,975)	(17,576)	(27,370)

Total increase (decrease) in net assets	1,151,675	(277,374)	818,247
Net assets
Beginning of year	36,943,764	37,221,138	36,402,891

End of year	$38,095,439	$36,943,764	$37,221,138

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2021 and 2020.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no income tax provision would be required.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly. Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments. The Company maintains all of its cash on deposit in one financial institution.

At April 30, 2021 and 2020, there was approximately $1,065,000 and $300,000 of cash held in excess of federally insured limits, respectively. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables, accrued liabilities and common stock redemption payable reflected in the financial statements approximate fair value because of the short maturities of these items. The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2021 and 2020. FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2021 and 2020:

	Quoted Prices for Identical Instruments
	In Non-active Markets (Level 2)
	April 30,
	2021	2020
Investments in municipal obligations	$36,419,480	$36,011,421

Total investments at fair value	$36,419,480	$36,011,421

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2021	2020
Accrued investment advisory and custodian fees (a)	$33,441	$38,671

Accrued fees - affiliate (b)	$18,870	$18,820

Accrued other:
Accrued audit fees (c)	$12,375	$12,125
Accrued administrative and accounting expenses	2,278	—

	$14,653	$12,125

(a)

The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .25 of one percent (effective June 1, 2020 and .28 prior to that date) and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)

For the years ending April 30, 2021 and 2020, the Company incurred legal fees of approximately $84,000 each year for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2021 and 2020, the Company incurred audit fees of approximately $49,000 in each year.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

3.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $4,141,000 and $4,269,000, respectively, for the year ended April 30, 2021, and $4,459,000 and $3,208,000, respectively, for the year ended April 30, 2020.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2021 and 2020, was approximately $34,433,000 and $35,178,000, respectively, and net unrealized appreciation, at April 30, 2021 and 2020, for U.S. Federal income tax purposes was approximately $1,986,000 and $834,000, respectively (gross unrealized appreciation of approximately $2,036,000 and $886,000, respectively; gross unrealized depreciation of approximately $50,000 and 52,000, respectively).

4.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2021 and 2020, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 18,919 shares and 20,595 shares, respectively, of outstanding common stock, at April 30, 2021 and 2020. The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2021	2020
Net asset value	$12.48	$12.09
Shares outstanding at:
April 30, 2021	3,052,370.3712
April 30, 2020	3,054,046.5192

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

5.	Distributions

During the years ended April 30, 2021, 2020 and 2019, distributions of $488,592 ($.16 per share), $549,898 ($.18 per share) and $580,830 ($.19 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes for the company shareholders except for $33,016 in 2021, $23,439 in 2020 and $16,210 in 2019 which were treated as capital gains.

The tax character of distributions paid during the years ending April 30, 2021, 2020 and 2019 is as follows:

	2021	2020	2019
Distributions paid from investment income:
Tax-exempt investment income, net	$455,576	$526,459	$564,620
Capital gains	33,016	23,439	16,210

	$488,592	$549,898	$580,830

As of April 30, 2021, 2020 and 2019, the components of distributable earnings on a tax basis are as follows:

	2021	2020	2019
Under-distributed (over-distributed) tax-exempt
Investment income, net	$(8,369)	$(28,123)	$5,025
Undistributed capital gains	—	—	14,856
Unrealized appreciation of investments, net	1,986,510	833,616	1,045,411

	$1,978,141	$805,493	$1,065,292

There were no capital loss carryforwards as of April 30, 2021 and 2020. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2021, 2020 and 2019. There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2021 and 2020.

6.	Coronavirus (COVID -19) Pandemic:

During 2020, the World Health Organization has declared the coronavirus (COVID-19) outbreak to constitute a Public Health Emergency of International Concern. This pandemic has disrupted economic markets and the economic impact, duration and spread of the Covid-19 virus is uncertain at this time. The financial performance of the Company is subject to future developments related to the Covid-19 outbreak and possible government advisories and restrictions placed on financial markets and business activities.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2021	2020	2019	2018	2017
Per share operating performance:
(For a share of common stock Outstanding throughout the year):
Net asset value, beginning of year	$12.09	$12.18	$11.91	$12.28	$12.60

Income from investment operations:
Net investment income	.16	.16	.18	.19	.22
Net realized and unrealized gain (Loss) on investments	.39	(.07)	.28	(.36)	(.32)

Total from investment operations	.55	.09	.46	(.17)	(.10)

Less distributions:
Dividends (from net investment Income)	(.15)	(.17)	(.18)	(.19)	(.22)
Capital gains	(.01)	(.01)	(.01)	(.01)	(.00)

Total distributions	(.16)	(.18)	(.19)	(.20)	(.22)

Net asset value - end of year	$12.48	$12.09	$12.18	$11.91	$12.28

per share value - end of year	$12.48	$12.09	$12.18	$11.91	$12.28

* Total investment return	4.50%	.78%	3.87%	(1.43)%	(.80	) %
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$38,095	$36,944	$37,221	$36,402	$37,575
Ratio of expenses to average
Net assets	1.04%	1.06%	1.08%	1.08%	1.05%
Ratio of net investment income to average net assets	1.27%	1.33%	1.55%	1.60%	1.78%
Portfolio turnover rate	11.44%	8.63%	16.51%	8.46%	12.37%
Average (simple) number of shares
Outstanding (in thousands)	3,053	3,054	3,057	3,059	3,075

*

Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.